EXHIBIT 99.1

SEPARATION AND RELEASE AGREEMENT
This Separation and Release Agreement (the “Agreement”) is made by and between Akamai Technologies, Inc. (the “Company”) and Robert Hughes (the “Executive”) (collectively, the “Parties”).

In consideration of the promises and conditions set forth herein, the receipt and sufficiency of which are hereby acknowledged, and provided this Agreement is signed no later than February 8, 2016, the Parties agree as follows:

1.
Resignation as President Worldwide Operations - On March 31, 2016, the Executive will resign in writing from his positions as President Worldwide Operations of the Company, with his resignation to be effective on such date.

2.
Executive Advisor to the CEO - Beginning on April 1, 2016 and until the earlier of (w) the date the Executive is terminated by the Company for any reason other than for cause as “cause” is defined by paragraphs 3(i) and 3(iii) of the Executive Severance Pay Plan, as amended (“ESSP”), (x) March 31, 2017, (y) the date that the Executive accepts employment with another entity and (z) the date the Executive resigns (the “Separation Date”) the Executive will (a) serve as part-time Executive Advisor, reporting to the Chief Executive Officer (the “CEO”), and (b) receive a base salary of $10,000 per month, less applicable tax and withholdings, vest in his equity, and participate in the Company’s health, dental, life and AD&D insurance plans (as described in the applicable plan documents), provided in each case that he abides by the terms of this Agreement. The Executive will not be considered to have accepted employment with another entity as contemplated in section (y) above if he (i) serves as a member of a board of directors, (ii) provides part-time services to another entity pursuant to a consulting agreement, (iii) accepts speaking engagements for compensation or (iv) provides part-time advisory services to another entity so long as no entity for whom the Executive provides services under (i)-(iv) above is a competitor, as that concept is defined in paragraph 1(a) of the Non-Competition, Non-Solicitation, Proprietary and Confidential Information and Developments Agreement. The Executive agrees that, in his role as Executive Advisor, he will perform to the best of his ability those tasks and responsibilities designated from time to time by the CEO, and that during this period he will provide all reasonable cooperation to the Company, including but not limited to, assisting the Company in transitioning the job duties he performed while at the Company, and performing any other tasks as reasonably requested by the Company. For avoidance of doubt, the Executive is not eligible for a new 2016 or 2017 bonus nor is he eligible to receive equity grants in 2016 or 2017. The Executive’s employment with the Company shall end on the Separation Date. Not withstanding the executive compensation program requirement of the CIC Agreement, the Executive shall remain eligible to receive the benefits of the Executive’s December 17, 2015 Change in Control and Severance Agreement (the “CIC Agreement”) until the Separation Date.

3.
Separation Arrangement - Within 60 days of the Separation Date, the Company will provide the Executive the severance benefits described in the Company’s ESSP, which includes (a) an amount equal to one (1) year of the Executive’s base salary as it is March 31, 2016 (“Base Salary”), (b) a Bonus in amount equal to 100 % of the Executive’s Base Salary and (c) up to 12 months of continued health and dental insurance coverage under the Consolidated Omnibus Budget Reconciliation Act (COBRA) so long as the Executive elects and enrolls in COBRA, and provided that the Executive signs and returns on his Separation Date the Additional Release of Claims attached hereto as Attachment A (the “Additional Release”) and does not revoke such Additional Release. The Parties agree that Paragraph 4(h) of the ESSP is inapplicable to the Executive.

4.
References - An Akamai reference shall be limited to information confirming the Executive’s dates of employment, job title on March 31, 2016 and verifying compensation at the time of the Separation Date. Please direct reference inquiries to Akamai’s Human Resources Department. Personal references from Akamai executives may be available at the executive’s discretion.

5.
Non-Disparagement - The Executive agrees not to make any false, disparaging or derogatory statements to any person (including any media outlet, industry group, investor, securities professional, employer, financial institution or current or former employee, consultant, client or customer of the Company) regarding the Company or any of its directors, officers, employees, agents or representatives or the Company’s operations, business affairs or financial condition. For the avoidance of doubt, this means that the Executive shall not denigrate the Company, verbally or in writing, about its leadership, market position, current and future prospects, financial situation, products, services, or in any other regard. The Company will, in turn, instruct its Directors and executive officers to refrain from making any false, disparaging or derogatory statements about the Executive.

6.
Confidentiality - To the extent permitted by law, the Parties agree that the terms and contents of this Agreement and the Additional Release and any negotiations and discussions resulting in this Agreement and the Additional Release (the “Discussions”), shall be maintained as confidential and shall not be disclosed to any third party; provided, however, that (a) the Parties may disclose the Discussions as may be necessary and appropriate to their respective attorneys, tax advisors, insurers, financial advisors, and accountants, provided that each Party must, prior to disclosure, inform any such parties of, and obtain their agreement to be bound by, this confidentiality provision; and (b) the Company may disclose the Discussions to the extent required by law or its business needs.

7.
Continuing Obligations - The Executive acknowledges and reaffirms his obligation to keep confidential and not to disclose any and all non-public information concerning the Company that he acquired during the course of his employment with the Company, including, but not limited to, any non-public information concerning the Company’s business, business prospects and financial condition.

8.
Cooperation - To the extent permitted by law, the Executive agrees to cooperate fully with the Company in the defense or prosecution of any claims or actions which already have been brought, are currently pending, or which may be brought in the future against or on behalf of the Company whether before a state or federal court, any state or federal government agency or regulator, or a mediator or arbitrator. The Executive’s full cooperation in connection with such claims or actions shall include, but not be limited to, being available to meet with counsel to prepare its claims or defenses, to prepare for trial or discovery or an administrative hearing or a mediation or arbitration and to act as a witness when requested by the Company at reasonable times designated by the Company. The Executive agrees that he will promptly notify Melanie Haratunian, General Counsel, Akamai Technologies, Inc., 150 Broadway, Cambridge, MA 02142 (or her successor or designee) in the event that he is served with a subpoena or in the event that he is asked to provide a third party with information concerning any actual or potential complaint or claim against the Company and will make no disclosure until the Company has had a reasonable opportunity to contest the right of the requesting party or entity to such disclosure.

9.
Release - The Executive for himself and for his heirs, executors, administrators, trustees, legal representatives and assigns hereby fully, forever, irrevocably and unconditionally releases, waives, remises and discharges the Company, its affiliates, subsidiaries, parent companies, predecessors, and successors, and all of their respective past and present officers, directors, stockholders, partners, members, employees, agents, representatives, plan administrators, attorneys, insurers and fiduciaries (each in their individual and corporate capacities) (collectively, the “Released Parties”) from, and agrees to not in any manner institute, prosecute or pursue, any and all claims, charges, complaints, demands, actions, causes of action, suits, rights, debts, sums of money, costs, accounts, reckonings, covenants, contracts, agreements, promises, doings, omissions, damages, executions, obligations, liabilities, and expenses (including attorneys’ fees and costs), of every kind and nature that he ever had or now has against any or all of the Released Parties, whether in law or equity, at common law or under any statute, rule, regulation, order or law, whether federal, international, state, or local, on any grounds whatsoever, including, but not limited to, any and all claims arising out of or relating to his employment with and/or separation from the Company, including, but not limited to, any claims under the federal or state Constitutions, Civil Rights Act of 1866, the Civil Rights Act of 1991, the Americans with Disabilities Act of 1990, the Family and Medical Leave Act of 1993, the Immigration Reform and Control Act of 1986, Fair Labor Standards Act, the National Labor Relations Act, the Consolidated Omnibus Budget Reconciliation Act of 1985 (COBRA), Title VII of the Civil Rights Act of 1964, the Age Discrimination in Employment Act, as amended by the Older Workers Benefits Protection Act, the Equal Pay Act, the Rehabilitation Act of 1973, the Employee Retirement Income Security Act of

1974, as amended, the Racketeer Influenced and Corrupt Organizations Act, Section 1981 of Title 42 of the United States Code and/or any other state statutes, rules, regulations, orders or laws concerning payment of wages, civil rights, discrimination, disability, family leave and/or labor and employment as well as any claim for breach of contract (which shall include, without limitation, all claims arising out of or related to the CIC Agreement which the Executive acknowledge is terminated on the Separation Date).
The Executive understands that this release includes unknown claims. The Executive waives and releases any and all rights he has or may have with respect to the Company under any state, local, or federal law, statute, rule, order or regulation that preserves unknown claims or affords rights substantially the same or similar to the following:
"A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR."
The Executive hereby expressly agrees that this release shall extend and apply to all unknown, unsuspected and unanticipated injuries and damages as well as those that are now known or disclosed. To the extent the Executive has any claims against the Company, which are not released herein and/or to the extent any statute, rule, or law would limit in any way the effectiveness or scope of this release, the Executive hereby assigns such claim(s) to the Company. Excepted from this release are claims based on a breach of this Agreement and/or claims based on a breach of the CIC Agreement.

10.
Nature of Agreement - The Executive and the Company understand and agree that this Agreement, together with the Additional Release, is a separation agreement and does not constitute an admission of liability or wrongdoing on the part of the Company or the Executive.

11.
Tax Provision - In connection with the separation arrangement provided to the Executive pursuant to this Agreement and the Additional Release, the Company shall withhold and remit to the tax authorities the amounts required under applicable law, and the Executive shall be responsible for all applicable taxes with respect to such arrangement under applicable law. The Executive acknowledges that he is not relying upon advice or representation of the Company with respect to the tax treatment of any of the money or benefits set forth in this Agreement.

12.
Unemployment Benefits -- Akamai will not oppose the Executive’s receipt of unemployment compensation benefits if he applies for these benefits. (Eligibility determinations are made by applicable state agencies.)

13.
Outplacement -- To assist with employment transition, the Company will sponsor the Executive’s participation in an outplacement services program at an outplacement provider selected by the Company. No cash payments will be made in lieu of outplacement services.

14.
Acknowledgments - The Executive acknowledges that he has been given a reasonable amount of time to consider this Agreement and at least forty-five (45) days to consider the Additional Release, that the Company is hereby advising him to consult with an attorney of his own choosing prior to signing this Agreement and the Additional Release and that he has had the opportunity to consult with an attorney if he chose to do so The Executive understands that he may revoke the Additional Release for a period of seven (7) days after he signs the Additional Release, and the Additional Release shall not be effective or enforceable until the expiration of this seven (7) day period. The Executive understands and agrees that by entering into the Additional Release he is waiving any and all rights or claims he may have under the Age Discrimination in Employment Act, as amended by the Older Workers Benefit Protection Act, and that he has received consideration beyond that to which he was previously entitled

15.
Voluntary Assent - The Executive affirms that no other promises or agreements of any kind have been made to or with him by any person or entity whatsoever to cause him to sign this Agreement or the Additional Release, and that he fully understands the meaning and intent of this Agreement and the Additional Release. The Executive further states and represents that he has carefully read this Agreement and the Additional Release, understands the contents herein, freely and voluntarily assents to all of the terms and conditions hereof, and signs his name of his own free act.

16.
Amendment - This Agreement and the Additional Release shall be binding upon the Parties and may not be modified in any manner, except by an instrument in writing of concurrent or subsequent date signed by duly authorized representatives of the Parties hereto. This Agreement and the Additional Release are binding upon and shall inure to the benefit of the Parties and their respective agents, assigns, heirs, executors, successors and administrators.

17.
Waiver of Rights - No delay or omission by the Company in exercising any right under this Agreement or the Additional Release shall operate as a waiver of that or any other right. A waiver or consent given by the Company on any one occasion shall be effective only in that instance and shall not be construed as a bar to or waiver of any right on any other occasion.

18.
Validity - Should any provision of this Agreement or the Additional Release be declared or be determined by any court of competent jurisdiction to be illegal or invalid, the validity of the remaining parts, terms or provisions shall not be affected thereby and said illegal or invalid part, term or provision shall be deemed not to be a part of this Agreement or the Additional Release.

19.
Applicable Law - This Agreement and the Additional Release shall be interpreted and construed by the laws of the Commonwealth of Massachusetts, without regard to conflict of laws provisions. The Executive hereby irrevocably submits to and acknowledges and recognizes the jurisdiction of the courts of the Commonwealth of Massachusetts, or if appropriate, a federal court located in Massachusetts (which courts, for purposes of this Agreement and the Additional Release, are the only courts of competent jurisdiction), over any suit, action or other proceeding arising out of, under or in connection with this Agreement or the Additional Release or the subject matter thereof.

20.
Entire Agreement - This Agreement and the Additional Release contain and constitute the entire understanding and agreement between the Parties hereto with respect to the Executive’s separation from the Company and his settlement of claims against the Company. In addition, the Executive and the Company remain parties to the CIC Agreement and the Non-Competition, Non-Solicitation, Proprietary and Confidential Information and Development Agreement executed February 26, 2013 (collectively, the "Employment Agreements"), that the Employment Agreements are in full force and effect and in the event of any conflict between the terms of this Agreement and the terms of the Employment Agreements, the terms of this Agreement shall prevail and supersede those set forth in the Employment Agreements.  Furthermore, and for the avoidance of doubt, following his separation from employment, the Executive will be entitled to receive only the compensation and benefits set forth in this Agreement, and shall not be eligible to receive the compensation and benefits set forth in paragraphs 3 and 4 of the CIC Agreement.

21.
Counterparts. This Agreement may be executed in two (2) signature counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same instrument.

The Executive is advised to consult with an attorney of his choice before signing the Agreement or the Additional Release.

IN WITNESS WHEREOF, the Parties have freely and voluntarily entered into this Agreement effective as of the date set forth by the signatures of the Parties below.

AKAMAI TECHNOLOGIES, INC.

By: /s/ James Gemmell                 Date: 2/9/2016
EVP, Chief Human Resources Officer

Robert Hughes

/s/ Robert Hughes                 Date: 2/9/2016

ATTACHMENT A
ADDITIONAL RELEASE OF CLAIMS

1.
Release - In consideration of the separation arrangement, money and benefits set forth in the Agreement, the receipt and sufficiency of which is hereby acknowledged, the Executive individually and for his heirs, executors, administrators, trustees, legal representatives and assigns hereby fully, forever, irrevocably and unconditionally releases, waives, remises and discharges the Company, its affiliates, subsidiaries, parent companies, predecessors, and successors, and all of their respective past and present officers, directors, stockholders, partners, members, employees, agents, representatives, plan administrators, attorneys, insurers and fiduciaries (each in their individual and corporate capacities) (collectively, the “Released Parties”) from, and agrees to not in any manner institute, prosecute or pursue, any and all claims, charges, complaints, demands, actions, causes of action, suits, rights, debts, sums of money, costs, accounts, reckonings, covenants, contracts, agreements, promises, doings, omissions, damages, executions, obligations, liabilities, and expenses (including attorneys’ fees and costs), of every kind and nature that he ever had or now has against any or all of the Released Parties, whether in law or equity, at common law or under any statute, rule, regulation, order or law, whether federal, international, state, or local, on any grounds whatsoever, including, but not limited to, any and all claims arising out of or relating to his employment with and/or separation from the Company, including, but not limited to, any claims under the federal or state Constitutions, Civil Rights Act of 1866, the Civil Rights Act of 1991, the Americans with Disabilities Act of 1990, the Family and Medical Leave Act of 1993, the Immigration Reform and Control Act of 1986, Fair Labor Standards Act, the National Labor Relations Act, the Consolidated Omnibus Budget Reconciliation Act of 1985 (COBRA), Title VII of the Civil Rights Act of 1964, the Age Discrimination in Employment Act, the Older Workers Benefits Protection Act, the Equal Pay Act, the Rehabilitation Act of 1973, the Employee Retirement Income Security Act of 1974, as amended, the Racketeer Influenced and Corrupt Organizations Act, Section 1981 of Title 42 of the United States Code and/or any other state statutes, rules, regulations, orders or laws concerning payment of wages, civil rights, discrimination, disability, family leave and/or labor and employment as well as any claim for breach of contract (which shall include, without limitation, all claims arising out of or related to the Executive’s December 17, 2015 Change of Control and Severance Agreement).

The Executive understands that this release includes unknown claims. The Executive waives and releases any and all rights he has or may have with respect to the Company under any state, local, or federal law, statute, rule, order or regulation that preserves unknown claims or affords rights substantially the same or similar to the following:
"A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR."
The Executive hereby expressly agrees that this release shall extend and apply to all unknown, unsuspected and unanticipated injuries and damages as well as those that are now known or disclosed. To the extent the Executive has any claims against the Company, which are not released herein and/or to the extent any statute, rule, or law would limit in any way the effectiveness or scope of this release, the Executive hereby assigns such claim(s) to the Company. Excepted from this release are claims based on a breach of this Agreement and/or claims based on a breach of the CIC Agreement.

2.
Business Expenses and Compensation - The Executive acknowledges that he has been reimbursed by the Company for all business expenses incurred in conjunction with the performance of his employment and that no other reimbursements are owed to him. The Executive further acknowledges that he has received payment in full for all services rendered in conjunction with his employment by the Company and that no other compensation is owed to him except as provided in the Agreement.

3.
Return of Company Property -- On or before your Separation Date, the Executive shall return to Akamai all Company documents (and all copies thereof) and other Company property that you have had in your possession at any time including, but not limited to Company reports, files, identification and access badges, notes, drawings, business plans and forecasts, financial information, specifications, memoranda, records, software, credit cards, door and file keys, computer equipment (hardware and software), access codes, disks and instructional manuals, as well as any materials that contain or embody any proprietary or confidential information of the Company (and all reproductions thereof) and any and all other property of Akamai.

4.
Acknowledgments - The Executive acknowledges that he has been given at least forty-five (45) days to consider this Additional Release, and that the Company advised him to consult with an attorney of his own choosing prior to signing this Additional Release. The Executive understands that he may revoke this Additional Release for a period of seven (7) days after he signs it by notifying the CEO in writing, and the Additional Release shall not be effective or enforceable until the expiration of this seven (7) day revocation period. The Executive understands and agrees that by entering into this Additional Release, he is waiving any and all rights or claims he might have under the Age Discrimination in Employment Act, as amended by the Older Workers Benefits Protection Act, and that he has received consideration beyond that to which he was previously entitled.

Robert Hughes

____________________________         Date: ___________________

To be signed and returned on, but not before, the Separation Date.